SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 n-VISION, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                [n-VISION logo]

                           7680 Old Springhouse Road
                           Madison Bldg., First Floor
                             McLean, Virginia 22102

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1998

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of n-Vision, Inc., a Delaware corporation (the "Corporation"), will be held at the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia 22102, on May 8, 1998, at 10:00 a.m., Eastern Time, for the following purposes:

     1. To elect one (1) Director to serve as a first class Director, who shall serve the remaining one (1) year of the three (3) year term of such class and until his or her successor has been elected and qualified.

     2. To elect two (2) Directors to serve as second class Directors, who shall serve the remaining two (2) years of the three (3) year term of such class and until their respective successors have been elected and qualified.

     3. To elect two (2) Directors to serve as third class Directors, who shall serve for the term of three (3) years of such class and until their respective successors have been elected and qualified.

     4. To ratify the appointment of Grant Thornton LLP as the Corporation's independent public accountants for the fiscal year 1998.

     5. To transact such other business as may be properly brought before the Annual Meeting or any adjournment or adjournments thereof.

     Directors and officers of the Corporation as well as representatives of Grant Thornton LLP, the Corporation's independent public accountants, will be present at the Annual Meeting to make a statement and to respond to any questions that stockholders may have regarding the business to be transacted. Only holders of record of shares of Common Stock, $0.01 par value, of the Corporation at the close of business on March 13, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

     All stockholders of the Corporation are invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the Annual Meeting. After reading the Notice of Annual Meeting of Stockholders and the enclosed Proxy Statement, please complete, sign, date, and return the enclosed Proxy Form in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you decide to attend the Annual Meeting, you may revoke the proxy at any time before it is voted.

                                         By Order of the Board of Directors


                                         /s/ Robert B. Hamilton
                                         ______________________


                                         Robert B. Hamilton, C.P.A.
                                         Secretary

Dated: March 31, 1998

                                [n-VISION logo]

                           7680 Old Springhouse Road
                           Madison Bldg., First Floor
                             McLean, Virginia 22102

                                                                   April 3, 1998

--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of n-Vision, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held at the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia 22102, on May 8, 1998, at 10:00 a.m., Eastern Time, and at any adjournment or adjournments thereof. Only holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), of the Corporation at the close of business on March 13, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

SOLICITATION AND VOTING OF PROXIES

     Any stockholder who executes and returns the enclosed Proxy Form may revoke it at any time before it is voted by giving written notice in writing to the Secretary of the Corporation or by voting in person at the Annual Meeting. Unless so revoked, the shares represented by the Proxy Form will be voted in accordance with the instructions specified therein at the Annual Meeting, if the Proxy Form is properly executed and is received in time for voting. IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES REPRESENTED BY THE PROXY FORM WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTORS SPECIFIED UNDER PROPOSAL I AND FOR PROPOSAL II, THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. All proxies not voted will not be counted toward establishing a quorum for the transaction of business at the Meeting. Stockholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Annual Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. If a broker or other record holder indicates on a Proxy Form that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Except as otherwise required by law or by the Corporation's Charter, all matters will be determined by a majority of the shares represented at the Annual Meeting.

     The Corporation will bear the entire cost of preparing, assembling, and mailing the Proxy Statement, the Proxy Form and any additional material furnished to the stockholders in connection with the Annual Meeting. Further solicitation of proxies may be made by telephone or in person by officers, Directors and regular employees of the Corporation.

     The Corporation's Annual Report for the fiscal year ended December 31, 1997, including financial statements and a description of its operations for 1997, is enclosed herewith.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of March 13, 1998, the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 5,298,411. Stockholders are entitled to one (1) non-cumulative vote for each share of Common Stock. A majority of the issued and outstanding shares of Common Stock present at the Annual Meeting in person or by proxy constitutes a quorum for the transaction of business at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 13, 1998 the number of shares and percentage of outstanding Common Stock beneficially owned by (i) each person known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, (ii) each Director and Nominee for the Board of Directors, (iii) each executive officer of the Corporation, and (iv) all Directors and executive officers of the Corporation as a group.

                                                                             AMOUNT AND NATURE OF
  TITLE OF                         NAME AND ADDRESS OF                            BENEFICIAL
    CLASS                           BENEFICIAL OWNER                             OWNERSHIP(1)        PERCENT OF CLASS(2)
-------------  -----------------------------------------------------------   --------------------    -------------------
NOMINEES:(3)
Common Stock   Delmar J. Lewis                                                     1,672,301(4)            31.56
                 Director and Officer
                 7680 Old Springhouse Road
                 Madison Bldg., First Floor
                 McLean, Virginia 22102
Common Stock   Christopher J. Lewis                                                  620,063               11.70
                 Director and Officer
                 7680 Old Springhouse Road
                 Madison Bldg., First Floor
                 McLean, Virginia 22102
Common Stock   Robert B. Hamilton                                                     51,672                0.97
                 Director and Officer
                 7680 Old Springhouse Road
                 Madison Bldg., First Floor
                 McLean, Virginia 22102
Common Stock   Claude H. Rumsey, Jr.                                                538,2164               10.16
                 Director
                 7680 Old Springhouse Road
                 Madison Bldg., First Floor
                 McLean, Virginia 22102
Common Stock   Ronald C. Wilgenbusch                                                       0                   0
                 Director
                 7680 Old Springhouse Road
                 Madison Bldg., First Floor
                 McLean, Virginia 22102
Common Stock   All directors, nominees and                                         2,687,252(4)             50.62
                 executive officers as a group
                 (5 persons)

---------------
(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Calculated on the basis of 5,298,411 shares of the Corporation's Common Stock outstanding on May 8, 1998.

(3) All of the Nominees are incumbent Directors of the Corporation.

(4) Includes 200,000 shares beneficially owned by Advanced Technology Systems, Inc., of which Messrs. Delmar J. Lewis and Rumsey are the sole stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Corporation's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and Directors, and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Corporation, or written representations that no forms were necessary, the Corporation believes that during the past fiscal year it complied with all filing requirements applicable to its officers, Directors and greater than ten percent (10%) beneficial owners.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL I -- ELECTION OF DIRECTORS

     One of the purposes of the Annual Meeting is to (i) elect one (1) first class Director, who shall hold office for the remaining one (1) year of the three (3) year term of that class and until his or her successor is elected and qualified, (ii) elect two (2) second class Directors, who shall hold office for the remaining two (2) years of the three (3) year term of that class and until their successors are elected and qualified, and (iii) elect two (2) third class Directors, who shall hold office for three (3) years and until their successors are elected and qualified. In accordance with the Corporation's By-Laws, the first and second class of Directors are being nominated for election in order to align all three (3) classes of Directors so that the three (3) year terms of each class of Directors shall expire successively on an annual basis. Should any of the Nominees set forth in this Proxy Statement be unable to serve or refuse to serve as Directors (an event that Management does not anticipate), proxies solicited hereunder will be voted for substituted nominees.

     The Corporation's By-Laws authorize not less than one (1) nor more than nine (9) Directors. In April 1995, the Company amended its By-Laws to provide for a staggered Board of Directors and the Corporation's stockholders designated the Directors in the first class to serve and initial term of one (1) year, the Directors in the second class to serve an initial term of two (2) years, and the Directors in the third class to serve an initial term of three (3) years. After the initial term of each class of Directors expires, the successors to the class are subsequently to be elected for three (3) year terms.

     The enclosed Proxy Form provides a means for a stockholder to vote FOR one or more of the proposed Nominees, or to ABSTAIN from voting for one or more of the proposed nominees. Each properly executed Proxy Form received in time for the Annual Meeting will be voted as specified therein. IF A STOCKHOLDER EXECUTES AND RETURNS A PROXY FORM BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH STOCKHOLDER'S PROXY FORM WILL BE VOTED FOR EACH OF THE PROPOSED NOMINEES LISTED THEREIN OR, SHOULD ANY ONE OR MORE OF SUCH PROPOSED NOMINEES BECOME UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS.

IDENTIFICATION OF NOMINEES

     The following table and accompanying narratives set forth certain information regarding each Nominee for the Board of Directors.

                                                        POSITION WITH                           DIRECTOR    EXPIRATION OF
        NOMINEE           AGE                          THE CORPORATION                           SINCE          TERM
-----------------------   ---   -------------------------------------------------------------   --------    -------------
Delmar J. Lewis           67    Chairman of the Board, Chief Executive Officer and Director       1994           2001
Claude H. Rumsey, Jr.     54    Director                                                          1995           2001
Christopher J. Lewis      31    President, Chief Operating Officer and Director                   1994           2000
Robert B. Hamilton        58    Executive Vice President, Chief Financial Officer, Secretary      1995           2000
                                and Director
Ronald C. Wilgenbusch     59    Director                                                          1997           1999

NARRATIVE INFORMATION REGARDING NOMINEES

     The principal occupation and business experience of each Nominee for the last five (5) years and any directorships with public companies held by each such person are as follows:

     DELMAR J. LEWIS has been Chairman of the Board and Chief Executive Officer of the Corporation since January 1995. Mr. Lewis has more than 30 years experience in executive management and the design, development, testing, implementation of user data systems and large-scale communication technology. Since 1978 Mr. Lewis has been a founder, Chairman, and Chief Executive Officer of Advanced Technology Systems, Inc., a McLean, Virginia based information technology company with more than 600 employees and approximately $47 million in annual revenue.

     CLAUDE H. RUMSEY, JR. has been a Director of the Corporation since its incorporation in September 1994. Mr. Rumsey has over 25 years experience in executive management and the design, development, testing and implementation of advanced user data systems and large-scale communications technology. Since 1978 Mr. Rumsey has been Executive Vice President and a Director of Advanced Technology Systems, Inc., a McLean, Virginia based technology company with more than 600 employees and approximately $47 million in annual revenue.

     CHRISTOPHER J. LEWIS has been President and Chief Operating Officer of the Corporation since its incorporation in September 1994. From 1991 to 1994, Mr. Lewis managed the Corporation while it was a division of Advanced Technology Systems, Inc.

     ROBERT B. HAMILTON, CPA, has been Executive Vice President, Chief Financial Officer, Secretary and a Director of the Corporation since March 1995. From 1988 to 1996, Mr. Hamilton, a certified public accountant, was the Director of Finance and Administration of Advanced Technology Systems, Inc.

     RONALD C. WILGENBUSCH, REAR ADMIRAL, USN (RET.), retired from the United States Navy in 1991. His service included acting as the Commanding Officer of the Naval Communications Master Station, Mediterranean, responsible for all Naval Communications in the Mediterranean region. Admiral Wilgenbusch was a Principal with Booze Allen & Hamilton Inc. from 1991 to 1994, during which period he provided consulting support for U.S. Navy electronic warfare and the Navy Integrated Command, Control, and Communication, Computers and Intelligence
(C4I) System. Admiral Wilgenbusch established his own consulting practice in 1995, which provides consulting services to major corporations in the Defense industry.

     Admiral Wilgenbusch is nominated for the first class of Directors. Messrs. Christopher J. Lewis and Hamilton are nominated for the second class of Directors and Messrs. Delmar J. Lewis and Rumsey are nominated for the third class of Directors.

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED ABOVE

FAMILY RELATIONSHIPS

     There are no family relationships among any Nominees, executive officers or Directors of the Corporation, except between Delmar J. Lewis and Christopher J. Lewis who are father and son, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation was established in 1988 as a division of Advanced Technology Systems, Inc. ("ATS"), a McLean, Virginia based information technology products and services corporation, which is principally owned and controlled by Delmar J. Lewis, the Chairman of the Board and a principal stockholder of the Corporation. The Corporation was incorporated in Delaware on September 16, 1994 and acquired all rights, title and interest in the VR products and systems from ATS for a purchase price of $1,520,590, of which $500,000 was originally payable in the form of a note payable. The note payable, however, was forgiven by ATS in October 1995. The balance of $1,020,950 was payable under a promissory note bearing simple annual interest at a rate of prime plus 1.375% with semi-annual payments that were to commence in May 1996 and extend through May 2001. In May 1996, however, $1,000,000 of the amount due under the promissory note was retired in exchange for 200,000 shares of the Corporation's Common Stock.

     The Corporation had borrowed $1,071,023 against a line of credit from ATS as of December 31, 1995 to meet its on-going cash flow requirements. ATS did not demand repayment of interest and principal due on this loan until January 1, 1997. The Corporation used net proceeds of its initial public offering in May 1996 to reduce the outstanding balance of the line of credit by $500,000 and provide the Corporation with cash reserves to finance its operations for the 12-month period following the closing of the initial public offering, which occurred on May 28, 1996. The debt owed to ATS was retired and replaced with a promissory note with a five-year term in the principal amount of $600,000 at an interest rate of 8% per annum simple interest. The Corporation is required to make two payments per year equal to $60,000 each, which is applied to the principal amount of the promissory note. The required payments were made in 1997.

     In 1997, Delmar Lewis, the Corporation's Chairman of the Board and Chief Executive Officer, agreed to waive all fringe benefits owed to him, including leave and vacation accrual for 1997, under the terms of an employment agreement between Mr. Lewis and the Corporation.

     Messrs. Delmar J. Lewis and Claude H. Rumsey Jr., Directors of the Corporation, are also officers and stockholders of ATS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the 1997 fiscal year, the Board of Directors held two (2) meetings. All continuing Directors were present at the meetings.

     By resolutions adopted in February, 1997, the directors created two standing committees: an Audit Committee and a Compensation Committee. Messrs. Rumsey, Wilgenbusch and Hamilton are the members of both committees. The Compensation Committee met once in 1997 to consider the issuance of stock options and pay raises. The Audit Committee met once to review the Corporation's financial statements and report of its auditors. Each member of both Committees attended the meetings. The Corporation does not have a standing nominating committee.

DIRECTORS FEES

     The Directors receive $1,000 for each Board meeting attended. However, Directors who are also full-time employees of the Corporation or own at least 5% of the Common Stock of the Corporation receive no fees for attending meetings or other compensation in their capacity as Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, for the years ending December 31, 1997, 1996, 1995 and 1994, the cash compensation paid by the Corporation, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the other executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM COMPENSATION
                                                                                       --------------------------------
                                ANNUAL COMPENSATION                                           AWARDS            PAYOUTS
-----------------------------------------------------------------------------------    ---------------------    -------
                  (a)                      (b)       (c)          (d)         (e)         (f)          (g)        (h)        (i)
                                                                             OTHER
                                                                            ANNUAL     RESTRICTED                            ALL
                                                                            COMPEN-      STOCK                   LTIP       OTHER
                                                    SALARY       BONUS      SATION       AWARDS      OPTIONS    PAYOUTS    COMPEN-
NAME AND PRINCIPAL POSITION               YEAR       ($)          ($)         ($)         (#)          (#)        ($)      SATION(1)
---------------------------------------   -----   ----------   ----------   -------    ----------    -------    -------    -------
                                           1997    95,833.33    47,916.67     -0-          -0-         -0-        -0-         -0-
                                           1996          -0-       50,000     -0-          -0-         -0-        -0-         -0-
Delmar J. Lewis,                           1995          -0-          -0-     -0-          -0-         -0-        -0-         -0-
  Chairman of the Board, CEO...........    1994          -0-          -0-     -0-          -0-         -0-        -0-         -0-

                                           1997    99,993.60    24,998.40     -0-          -0-         -0-        -0-         -0-
                                           1996    86,512.74    11,471.94     -0-          -0-         -0-        -0-      156.06
Christopher J. Lewis                       1995       75,000          -0-     -0-          -0-         -0-        -0-         -0-
  President, COO, Director.............    1994          -0-          -0-     -0-          -0-         -0-        -0-         -0-

                                           1997      100,000       50,000     -0-          -0-         -0-        -0-         -0-
Robert B. Hamilton, C.P.A.                 1996       89,583       14,583     -0-          -0-         -0-        -0-      731.16
  Exec. V.P., CFO, Secretary,              1995          -0-          -0-     -0-          -0-         -0-        -0-         -0-
  Director.............................    1994          -0-          -0-     -0-          -0-         -0-        -0-         -0-

---------------
(1) Amount represents contributions by the Corporation to life insurance premiums paid for the listed executive officers, pursuant to the Corporation's employee fringe benefits program.

STOCK OPTION GRANTS

     The Corporation issued 5,000 stock options to Admiral Wilgenbusch in April, 1997 which become exercisable on May 29, 1998. No other stock options were granted to the Corporation's executive officers during the 1997 fiscal year.

STOCK OPTION EXERCISES

     None of the Corporation's executive officers exercised stock options during the 1997 fiscal year.

         PROPOSAL II -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Another purpose of the Annual Meeting is to ratify the selection by the Board of Directors of independent public accountants. The Board of Directors has responsibility for selecting the Corporation's independent public accountants and has engaged the firm of Grant Thornton LLP, Certified Public Accountants, for fiscal year 1998, subject to ratification by the stockholders. The Corporation has requested that a representative of Grant Thornton LLP be present at the Annual Meeting, and the representative is expected to be available to respond to appropriate questions.

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS SELECTION OF GRANT THORNTON LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 1998.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholders wishing to submit a proposal to be included in the proxy statement and form of proxy for action at the 1999 Annual Meeting of Stockholders, pursuant to and in accordance with the requirements of Securities and Exchange Commission Regulation 240.14a, must present the proposal in writing to the Corporation no later than December 4, 1998.

                                 OTHER MATTERS

     At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of this Meeting. It is intended, however, that the persons authorized by Management to hold proxies solicited by this Proxy Statement may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at this Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Robert B. Hamilton
                                         ______________________


                                         Robert B. Hamilton, C.P.A.
                                         Secretary

March 31, 1998

                            COMMON STOCK PROXY FORM
                                 n-VISION, INC.
                   THIS PROXY FORM IS SOLICITED ON BEHALF OF
                    THE BOARD OF DIRECTORS OF n-VISION, INC.

     The undersigned stockholder hereby appoints Delmar J. Lewis, Christopher J. Lewis, and Robert B. Hamilton, and each of them, (with power of substitution in each), as proxies to vote for the undersigned all of the shares of Common Stock of n-Vision, Inc. (the "Corporation") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held at the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia 22102, May 8, 1998, at 10:00 a.m., Eastern time, and any adjournments thereof, with all the power the undersigned would have if personally present at the meeting.

This Proxy Form, when properly executed, will be voted in the manner directed herein. If no direction is given, this Proxy Form will be voted FOR the election of nominees in Proposal I; and FOR the ratification of independent public accountants in Proposal II; and the proxy holders are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the stockholders at the Annual Meeting and any adjournments thereof.

             (Continued and to be dated and signed on reverse side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                 n-VISION, INC.

                                  May 8, 1998


 (arrow here)   Please Detach and Mail in the Envelope Provided   (arrow here)




A [X] Please mark your
      votes as in this
      example using
      dark ink only.


                  For all nominees            WITHHOLD
                  listed at right            AUTHORITY to
                (except as marked to       vote all nominees      NOMINEES:
                 the contrary below)        listed at right       First Class
Proposal I.                                                         Ronald C. Wilgenbusch
  Election of           [ ]                      [ ]                  to serve for the remaining one (1)
  Directors                                                           year of the three-year term

Election of the following persons to the Corporation's            Second Class
Board of Directors as first class, second class or third            Christopher Lewis
class directors (as specified herein), and until their              Robert B. Hamilton
successors shall be elected and shall qualify.                        to serve for the remaining two (2)
                                                                      years of the three-year term
Instructions: To withhold authority to vote for one or more
nominees, draw a line through the nominee's name in the list at   Third Class
right and mark the "FOR" box. IF THIS PROXY FORM DOES NOT           Delmar J. Lewis
WITHHOLD AUTHORIZATION TO VOTE FOR ELECTION OF THE                  Claude H. Ramsey, Jr.
NOMINEES, IT SHALL BE DEEMED TO GRANT SUCH AUTHORITY.                 to serve for a three-year term




                                                           FOR   AGAINST  ABSTAIN
Proposal II. Ratification of Selection of Independent      [ ]     [ ]      [ ]
Public Accountants
Ratification of the Board of Directors' selection of Grant
Thornton LLP as the Corporation's independent public accountants for the 1998 fiscal year.

PLEASE INDICATE YOUR VOTE BY MARKING AN "X" IN THE APPROPRIATE BOX
ABOVE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF
THE FOLLOWING PROPOSALS.





Signature ________________________________________  Signature _________________________________  Date: _________________, 1998

Note:  If shares are held jointly, each stockholder should sign the Proxy Form. If the Proxy Form is being signed by an attorney, executor, trustee, administrator, guardian, partner, or corporate officer for itself or on behalf of a stockholder, please indicate the full title as such. Each signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting described herein and any adjournments thereof.